UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2016

OncoSec Medical Incorporated

(Exact name of registrant as specified in its charter)

Nevada	000-54318	98-0573252
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5820 Nancy Ridge Drive San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 662-6732

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       Amendment and Restatement of 2011 Stock Incentive Plan.

On December 6, 2016, OncoSec Medical Incorporated (the “Company”) held its annual shareholder meeting (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved an amendment and restatement of the Company’s 2011 Stock Incentive Plan (the “2011 Plan”), as described in our definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on October 27, 2016 (the “Proxy Statement”). The amendment and restatement of the 2011 Plan previously had been approved, subject to shareholder approval, by the Compensation Committee of the Board of Directors of the Company.

A summary of the amendment and restatement of the 2011 Plan is set forth in the Proxy Statement. That summary and the foregoing description of the amendment and restatement are qualified in their entirety by reference to the text of the amended and restated 2011 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, held on December 6, 2016 at the Company’s headquarters located at 5820 Nancy Ridge Drive, San Diego, California 92121, the Company’s shareholders voted on three proposals, each of which is described in detail in the Proxy Statement.

The final voting results on the matters presented at the Annual Meeting were as follows:

Proposal 1—To elect four directors to the Company’s Board of Directors to serve for a term of one year or until their successors are duly elected and qualified.

Directors	For	Withheld	Broker Non-Votes
Dr. Avtar Dhillon	1,795,737	667,104	10,803,878
Dr. Anthony Maida	2,006,371	456,470	10,803,878
Dr. James DeMesa	1,815,768	647,073	10,803,878
Punit Dhillon	1,774,765	688,076	10,803,878

Proposal 2—To approve an amendment and restatement of the Company’s 2011 Stock Incentive Plan to increase the number of shares reserved for issuance thereunder and to make certain other changes.

For	Against	Abstain	Broker Non-Votes
1,344,084	946,204	172,553	10,803,878

Proposal 3—To ratify the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2017.

For	Against	Abstain	Broker Non-Votes
12,770,816	197,528	298,375	—

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit	Description

10.1	OncoSec Medical Incorporated 2011 Stock Incentive Plan, as amended and restated December 6, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2016	OncoSec Medical Incorporated

	By:	/s/ Punit Dhillon
	Name:	Punit Dhillon
	Title:	President and Chief Executive Officer